Amplify Energy & Natural Resources Covered Call ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Coal & Consumable Fuels - 1.3%
Alliance Resource Partners LP	14,125	$ 338,717

Gold - 8.4%
Anglogold Ashanti PLC (a)	12,487	1,010,074
Barrick Mining Corp. (a)	31,329	1,150,714
		2,160,788

Integrated Oil & Gas - 7.6%
BP PLC - ADR (a)	15,709	580,448
Petroleo Brasileiro SA - Petrobras - ADR (a)	46,128	745,428
TotalEnergies SE	7,962	619,125
		1,945,001

Oil & Gas Drilling - 4.5%
Noble Corp. PLC (a)	14,318	534,062
Patterson-UTI Energy, Inc.	67,885	623,184
		1,157,246

Oil & Gas Equipment & Services - 8.9%
Atlas Energy Solutions, Inc. (a)(b)	120,015	1,993,449
USA Compression Partners LP	11,231	296,386
		2,289,835

Oil & Gas Exploration & Production - 17.8%
Black Stone Minerals LP	24,605	343,732
Canadian Natural Resources Ltd. (a)	14,523	573,658
Chord Energy Corp.	4,951	565,899
Diversified Energy Co.	71,299	988,204
Dorchester Minerals LP	15,855	400,339
Kimbell Royalty Partners LP	28,615	415,776
Mach Natural Resources LP (b)	41,112	519,656
Northern Oil & Gas, Inc. (a)	42,510	771,557
		4,578,821

Oil & Gas Refining & Marketing - 0.9%
Sunoco LP	3,606	243,405

Oil & Gas Storage & Transportation - 40.6% (c)
Antero Midstream Corp. (a)	31,789	723,200
Cheniere Energy Partners LP	3,270	199,306
Delek Logistics Partners LP	7,363	379,489
Enbridge, Inc. (a)	16,471	892,893
Energy Transfer LP (a)	14,791	282,804
Enterprise Products Partners LP (a)	6,492	238,646
FLEX LNG Ltd. (a)	46,665	1,309,420
Genesis Energy LP	9,226	130,732
Global Partners LP	5,849	272,505
Hess Midstream LP - Class A	7,881	296,326
Kinetik Holdings, Inc.	24,833	1,200,427
MPLX LP	5,552	312,744
ONEOK, Inc. (a)	9,869	858,011

Pembina Pipeline Corp. (b)	18,096		836,940
Plains All American Pipeline LP	14,335		319,097
South Bow Corp.	30,911		1,089,304
TC Energy Corp.	10,579		701,282
Western Midstream Partners LP (a)	8,769		383,731
			10,426,857

Paper Products - 4.7%
Sylvamo Corp.	32,242		1,218,748

Specialty Chemicals - 4.8%
Eastman Chemical Co. (a)	18,376		1,230,824
TOTAL COMMON STOCKS (Cost $25,239,490)			25,590,242

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.3%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (d)	1,100,090		1,100,090
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,100,090)			1,100,090

TOTAL INVESTMENTS - 103.8% (Cost $26,339,580)			26,690,332
Liabilities in Excess of Other Assets - (3.8)%		(0.03844)	(988,100)
TOTAL NET ASSETS - 100.0%			$ 25,702,232

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $1,066,514.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Amplify Energy & Natural Resources Covered Call ETF
Schedule of Written Options
June 30, 2026 (Unaudited)

WRITTEN OPTIONS - (0.3)%	Notional Amount	Contracts	Value
Call Options - (0.3)% (a)(b)
Anglogold Ashanti PLC, Expiration: 07/17/2026; Exercise Price: $100.00	$ (695,654)	(86)	$ (1,505)
Antero Midstream Corp., Expiration: 07/17/2026; Exercise Price: $23.00	(477,750)	(210)	(7,875)
Atlas Energy Solutions, Inc., Expiration: 07/17/2026; Exercise Price: $17.50	(1,345,410)	(810)	(40,500)
Barrick Mining Corp., Expiration: 07/17/2026; Exercise Price: $44.00	(730,927)	(199)	(2,587)
BP PLC, Expiration: 07/17/2026; Exercise Price: $41.00	(343,635)	(93)	(697)
Canadian Natural Resources Ltd., Expiration: 07/17/2026; Exercise Price: $45.00	(355,500)	(90)	(1,575)
Eastman Chemical Co., Expiration: 07/17/2026; Exercise Price: $80.00	(864,042)	(129)	(968)
Enbridge, Inc., Expiration: 07/17/2026; Exercise Price: $57.50	(542,100)	(100)	(1,500)
Energy Transfer LP, Expiration: 07/17/2026; Exercise Price: $20.00	(181,640)	(95)	(570)
Enterprise Products Partners LP, Expiration: 07/17/2026; Exercise Price: $38.00	(139,688)	(38)	(646)
FLEX LNG Ltd., Expiration: 07/17/2026; Exercise Price: $32.00	(819,352)	(292)	(2,190)
Noble Corp. PLC, Expiration: 07/17/2026; Exercise Price: $47.50	(373,000)	(100)	(2,500)
Northern Oil & Gas, Inc., Expiration: 07/17/2026; Exercise Price: $21.00	(515,460)	(284)	(1,420)
ONEOK, Inc., Expiration: 07/17/2026; Exercise Price: $90.00	(521,640)	(60)	(6,900)
Petroleo Brasileiro SA - Petrobras, Expiration: 07/17/2026; Exercise Price: $18.00	(484,800)	(300)	(1,350)
Western Midstream Partners LP, Expiration: 07/17/2026; Exercise Price: $45.00	(223,176)	(51)	(1,530)
TOTAL WRITTEN OPTIONS (Premiums received $122,011)			$ (74,313)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Energy & Natural Resources Covered Call ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 25,590,242	$ –	$ –	$ 25,590,242
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	1,100,090
Total Investments	$ 25,590,242	$ –	$ –	$ 26,690,332

Liabilities:
Investments:
Written Options	$ –	$ (74,313)	$ –	$ (74,313)
Total Investments	$ –	$ (74,313)	$ –	$ (74,313)

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.